Property, Plant and Equipment, Net (Details Textual) ¥ in Millions	12 Months Ended
	Dec. 31, 2017 USD ($) m²	Dec. 31, 2016 USD ($) m²	Dec. 31, 2015 USD ($) m²	Dec. 31, 2015 CNY (¥) m²
Property, Plant and Equipment, Net (Textual)
Depreciation expense | $	$ 1,403,585	$ 1,185,476	$ 1,119,985
Area of land	306,000	306,000	206,667	206,667
REIT Xinyi [Member]
Property, Plant and Equipment, Net (Textual)
Owners equity interest rate			30.00%	30.00%
Area of land			206,667	206,667
Total budget cost			$ 118,000,000	¥ 800
Plant construction expenditure description	The Company started the land improvement in late 2015 and plant construction in 2016. Total plant construction was budgeted at approximately $13 million. As of December 31, 2017, the Company already invested approximately $11.3 million on the plant construction and will invest additional approximately $1.7 million to fully complete the plant construction by May 2018(See Note 13).